                                 EXHIBIT 1(a)
                        FORM OF UNDERWRITING AGREEMENT

                          FIRST SECURITY CORPORATION

                         [Insert Title of Securities]

                            UNDERWRITING AGREEMENT
                            ----------------------


          1.  Introductory.  First Security Corporation, a Delaware corporation
              ------------
("Company"), proposes to issue and sell from time to time certain [shares] of its [common stock] [preferred stock] [common stock warrants] [debt securities] registered under the registration statement referred to in Section 2(a) ("Registered Securities"). [The debt securities (the "Debt Securities") will consist of unsecured debt securities (the "Senior Debt Securities") and unsecured, subordinated debt securities (the "Subordinated Debt Securities"). The Senior Debt Securities will be issued under an Indenture, dated as of March 1, 1994 (the "Senior Indenture"), between the Company and The First National Bank of Chicago, as Trustee. The Subordinated Debt Securities will be issued under an Indenture, dated as of March 1, 1994 (the "Subordinated Indenture"), between the Company and The First National Bank of Chicago, as Trustee. The Senior Indenture and the Subordinated Indenture, as they may be modified by the Trust Indenture Reform Act of 1990, are each referred to herein as an "Indenture". The Debt Securities will be issued in one or more series, which series may have varying designations, interest rates and times of payment of any interest, maturities, redemption provisions and other terms, with all such terms for any particular series of the Debt Securities being determined at the time of the sale.] [The Preferred Stock will be issued pursuant to a Certificate of Designations filed with the Delaware Secretary of State.] [The common stock warrants will be issued pursuant to a Common Stock Warrant Agreement, dated July __, 1998, between the Company and First Security Bank, N.A., as Warrant Agent (the "Warrant Agreement").] [The Registered Securities will, to the extent provided in the Terms Agreement referred to in Section 3, be convertible at the option of the holder thereof into [shares of the Company's Common Stock, par value $1.25 per share (the "Common Stock")] [insert description of other
                                             ---------------------------
securities
----------
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into which convertible].  [The] [Particular series of the] Registered
----------------------
Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale.]

          The Registered Securities involved in any such offering are hereinafter referred to as the "Securities". The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Under writers, the term "Representatives", as used in this Agreement (other than in Sections 2(b), 5(c) and 6 and the second sentence of Section 3), shall mean the Underwriters.

          2.  Representations and Warranties of the Company. The Company
              ---------------------------------------------
represents and warrants to, and agrees with, each Underwriter that:

          (a) A registration statement (No. 333-________), including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission ("Commission") and has become effective. Such registration statement, as amended at the time of any Terms Agreement referred to in Sec tion 3, is hereinafter referred to as the "Registration Statement", and the prospectus included in such Regis tration Statement, as supplemented as contemplated by Section 3 to reflect the terms of the Securities and the terms of offering thereof, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933 (the "Securities Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to

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     include such Rule 462 Registration Statement. Any reference in this
     Agreement to the Registration Statement, any preliminary form of prospectus previously filed with the Commission pursuant to Rule 424 (a "preliminary prospectus") or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

          (b) On the effective date of the Registration Statement relating to the Registered Securities, such Registration Statement conformed in all respects to the requirements of the Securities Act[, the Trust Indenture Act of 1939 ("Trust Indenture Act")] and the rules and regulations of the Commission ("Rules and Regulations"), and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of each Terms Agreement referred to in Section 3, at each Closing Date referred to in Section 3 and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform in all respects to the requirements of the Securities Act[, the Trust Indenture Act] and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not

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     misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein.

          (c) The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole.

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign

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     corporation in good standing in all other jurisdictions in which it owns properties or leases properties or the conduct of its business requires such qualification.

          (f) Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns properties or leases properties or the conduct of its business requires such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

          3.  Purchase and Offering of Securities.  The obligation of the
              -----------------------------------
Underwriters to purchase the Securities will be evidenced by an exchange of telegraphic or other written communications ("Terms Agreement") at the time the Company determines to sell the Securities. Each Terms Agreement shall be substantially in the form attached hereto as Annex I and will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the [principal amount of] [number of] [shares of] Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters, the nature of the funds to be delivered by the Underwriters [and] [,] the public offering price, if any [if Debt Securities, insert --, and
                                             -----------------------------
the terms of the Securities not already specified in the Indenture, including, but not limited to, interest rate, if any, maturity, any redemption

                                      -5-
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provisions and any sinking fund requirements] [if Preferred Stock, insert --,
                                               -----------------------------
and the terms of the Securities not already specified in the Certificate of Designations, including, but not limited to, annual dividend rates, sinking fund provisions, if any, and redemption provisions, if any] [if Warrants, insert --,
                                                        ----------------------
and the terms of the Securities not already specified in the Warrant Agreement, including, but not limited to, the type of securities issuable on exercise of one Warrant, the Warrant exercise price, the date after which Warrants are exercisable and the Warrant expiration date], and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). Each Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. The Securities delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in such denominations and registered in such names as the Underwriters may request.

          If any Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex II attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the

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Underwriters, the fee set forth in such Terms Agreement in respect of the
[principal amount of] [number of] [shares of] Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the [aggregate principal amount of] [number of] [shares of] Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the [principal amount of] [number of] [shares of] Securities set forth opposite each Underwriter's name in such Terms Agree ment, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the principal amount of Contract Securities.

          4.  Certain Agreements of the Company.  The Com pany agrees with the
              ---------------------------------
several Underwriters that it will furnish to Sullivan & Cromwell, counsel for the Under writers, one signed copy of the Registration Statement relating to the Registered Securities, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Securities:

          (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, subparagraph (5)) not later than the second business day following the execution and delivery of the Terms Agreement. The Company will advise you promptly of any such filing pursuant to Rule 424(b).

          (b) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, and will afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement;

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

     and the Company will also advise the Representatives promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

          (d) As soon as practicable, but not later than 16 months after the date of each Terms Agreement, the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the Registration Statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Sec tion 11(a) of the Securities Act.

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

          (e) The Company will furnish to counsel for the Underwriters, one signed copy of the Registration Statement, including all exhibits, relating to the Securities [and any [shares of Common Stock] [insert other
                                                          ------------
     securities into which convertible] issuable upon conversion or exercise of
     ---------------------------------
     the Securities] in the form in which it became effective and of all amendments thereto and will furnish to the Representatives copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested.

          (f) The Company will arrange for the qualifica tion of the Securities [and any [shares of Common Stock] [insert other securities into
                                                   ----------------------------
     which convertible] issuable upon conversion or exercise of the Securities]
     -----------------
     for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

          (g) During the period of five years after the date of any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request.

          (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution[, authentication] and delivery of the Securities [and any [shares of Common Stock] [insert other securities into which convertible] issuable upon conversion or exercise of the Securities][, including any expenses of the Trustee], (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities [and any [shares of Common Stock] [insert other securities into which convertible] issuable upon conversion or exercise of the Securities] under the laws of such jurisdictions as the Representatives may designate (including fees of counsel for the Representatives and their disbursements), (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with the National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, [the Indenture,] the Preliminary and Supplemental Blue Sky Memoranda and any legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided and (vii) payable to rating agencies in connection with the rating of the Securities.

          (i) For a period beginning at the time of execu tion of the Terms Agreement and ending 30 days after the Closing Date, without the prior consent of the Representatives, the Company will not offer, sell, con tract to sell or otherwise dispose of any of its [insert securities to be
                                                       -----------------------
     locked up] which are substantially similar to the Securities.
     ---------

     [  (j)  Insert if the Securities are convertible into Common Stock -- To
             -------------------------------------------------------------
     reserve and keep available at all
     times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Securities.]

     [  (k) Insert if required by the applicable Terms Agreement -- To use its
            -------------------------------------------------------
     best efforts to qualify the Securities [and shares of Common Stock issuable upon conversion of the Securities] for trading as national market securities on the Nasdaq National Market or list the Securities on such other exchange on which the Company's Common Stock is then listed.

        5.  Conditions of the Obligations of the Under writers.  The
            --------------------------------------------------
obligations of the several Underwriters to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date hereof and the Closing Date, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

        (a) Subsequent to the signing of this Agreement, the Representatives shall have received a letter, dated the date of delivery thereof, of Deloitte & Touche confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations thereunder and stating in effect that:

               (i) in their opinion, the financial state ments and schedules examined by them and included in the prospectus contained in the Registration Statement relating to the Registered Securities, as amended at the date of such letter, comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act;

               (ii) they have made a review of any unaudited financial statements included in such prospectus in accordance with standards estab lished by the American Institute of Certified Public Accountants, as indicated in their report or reports attached to such letter;

             (iii) on the basis of the review referred to in (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited financial statements, if any, included in such prospectus do not comply in form in all material respects with the applic able accounting requirements of the Securities Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in such prospectus; and

             (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in such prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidi aries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or compu tation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

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

     All financial statements and schedules included in material incorporated by reference into such prospectus shall be deemed included in such prospectus for purposes of this subsection.

          (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. No stop order sus pending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission as of the Closing Date.

          (c) Subsequent to the execution of the Terms Agreement, there shall not have occurred (i) any material adverse change, or any development involving a material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus; (ii) any downgrading in the rating of any debt securities [or preferred stock] of the Company by any "nationally recognized statistical rating organization" (as defined for pur poses of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities [or preferred stock] of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress, any material adverse change in the financial markets or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

          (d) The Representatives shall have received an opinion, dated the Closing Date, of Ray, Quinney & Nebeker, counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospec tus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns properties or leases properties or the conduct of its business requires such qualification;

               (ii) Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns properties or leases properties or the conduct of its business requires such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

          [  (iii)  Insert if Debt Securities -- The Indenture has been duly
                    ----------------------------
          authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act; the Securities have been duly authorized; the Securities other than any Contract Securities have been duly executed, authenticated, issued and delivered; the Indenture and the Securities other than any Contract Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will constitute, valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bank ruptcy, insolvency, fraudulent transfer, reorgani zation, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities other than any Contract Securities conform, and any Contract Securities, when so issued and delivered and sold, will conform, to the description thereof contained in the Prospectus;]

          [  (__)  Insert if Preferred Stock -- The Securities conform in all
                   ----------------------------
          material respects to the description thereof contained in the Prospectus and have been duly authorized; and assuming the Securities are paid for as provided herein, the Securities will be validly issued, fully paid and nonassessable;] [The Company has an authorized capitalization as set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company described therein have been duly and validly authorized and issued and are fully paid and nonassessable;]

          [  (__)  Insert if Common Stock -- [The Securities have been duly
                   -------------------------
          authorized and, when issued and delivered to the Underwriters against payment therefore as provided herein, will be validly issued and fully paid and nonassessable;] [The Company has an authorized capitalization as set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company described therein have been duly and validly authorized and issued and are fully paid and nonassessable];]

          [  (__)  Insert if Warrants --  The Securities have been duly
                   ---------------------
          authorized and duly executed by the proper officers of the Company and authenticated by the Warrant Agent under the Warrant Agreement and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; [The Common Stock initially issuable upon exercise thereof has been duly and validly authorized and reserved for issuance upon such exercise, and such shares, when issued upon such exercise in accordance with the terms of the Warrant Agreement and at the price therein provided for, will be duly authorized, validly issued, fully paid and nonassessable;] and assuming due authorization, execution and delivery of the Warrant Agreement by the Warrant Agent, the Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          [    (iv)  If Securities are convertible or exchangeable into Common
                   ---------------------------------------------------------
          Stock -- The shares of Common Stock issuable upon conversion of such
          --------
          Securities have been duly and validly authorized and reserved for issuance upon such conversion, and, when issued and delivered upon such conversion, will be duly and validly issued and will be fully paid and non-assessable; the stockholders of the Company have no preemptive rights with respect to such Common Stock issuable upon conversion of such Securities; and such shares of Common Stock conform in all material respects to the description of the Common Stock contained in the Prospectus;]

               (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consumma tion of the transactions contemplated by the Terms Agreement (including the provisions of this Agree ment) in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Securities Act and the Trust Indenture Act and such as may be required under state securities laws;

               (vi) (A) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in breach or violation of any of the terms and provisions of, or in default under, its charter or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole or to the holders of the Securities, (B) to the best of such counsel's knowledge, the execution, delivery and performance of the [Indenture,] [the Warrant Agreement,] the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts, consummation of any of the transactions therein contemplated, compliance with the terms and provisions thereof by the Company and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is material to the business of the Company and to which the Company or any subsidiary of the Company is a party or by which the Company or any such subsidiary is bound or to which any of the proper ties of the Company or any such subsidiary is subject and (C) such action will not result in any violation of any provision of the charter or by-laws of the Company or any such subsidiary, or any statute, rule or regulation, or, to the best of such counsel's knowledge, any order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties;

               (vii) The Registration Statement has become effective under the Securities Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the date of the Terms Agreement and as of the Closing Date, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Securities Act[, the Trust Indenture Act] and the Rules and Regulations; such counsel have no reason to believe that such Registration Statement, as of its effective date, the Registration Statement or the Prospectus, as of the date of the Terms Agree ment and as of the Closing Date, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statement and Prospectus of the Registered Securities and of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Pros pectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the finan cial statements or other financial data contained in the Registration Statement or the Prospectus; and

          (viii) The Terms Agreement (including the provi sions of this Agreement) and any Delayed Delivery

          Contracts have been duly authorized, executed and delivered by the Company.

          (e) The Representatives shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with res pect to the incorporation of the Company, the validity of the Securities, the Registration Statement, [the Indenture,] [the Warrant Agreement,] the Prospectus and other related matters as they may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Representatives shall have received a certificate, dated the Closing Date, of any Vice-Presi dent who is a principal financial or accounting officer of the Company in which such officer, to the best of his knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted and are pending, or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of opera tion of the Company and its subsidiaries except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (g) The Representatives shall have received a letter, dated the Closing Date, of Deloitte & Touche, which reconfirms the matters set forth in their letter delivered pursuant to subsection (a) of this Section and states in effect that:

               (i) in their opinion, any financial statements or schedules examined by them and included in the Prospectus and not covered by their letter delivered pursuant to subsection (a) of this Sec tion comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

               (ii) they have made a review of any unaudited financial statements included in the Prospectus and not covered by their letter delivered pursuant to subsection (a) of this Section in accordance with standards established by the American Institute of Certified Public Accountants, as indicated in their report or reports attached to such letter;

               (iii) on the basis of the review referred to in (ii) above, a reading of the latest avail able interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements, if any, included in the Prospectus and not covered by their letter delivered pursuant to subsection (a) of this Section do not comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Prospectus;

                    (B) the unaudited capsule information, if any, included in the Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements from which it was derived or was not deter mined on a basis substantially consistent with that of the audited financial statements included in the Prospectus;

                    (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the Closing Date, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and consolidated subsidiaries or, at the date of the latest available balance sheet read by such accoun tants, there was any decrease in consolidated total assets, total deposits, reserves for loan losses or stockholders' equity or any change in the reserve for loan losses or other real estate, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                    (D) for the period from the date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, and with the period of corres ponding length ended the date of the latest income statement included in the Prospectus, in consolidated net interest income, net interest income after provision for loan losses, other income or in the ratio of earnings to fixed charges or in the total or per share amounts of income or net income;

          except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information included in the Prospectus and not covered by their letter delivered pursuant to subsection (a) of this Sec tion (in each case to the extent that such dollar amounts, percentages and other financial informa tion are derived from the general accounting records of the Company and its subsidiaries sub ject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for the purposes of this subsection.

The Company will furnish the Representatives with such con formed copies of such opinions, certificates, letters and documents as they reasonably request.

          6.  Indemnification and Contribution.  (a)  The Company will indemnify
              --------------------------------
and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party other wise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party or (iii) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in sub section (a) or (b) above (i) in such proportion as is appro priate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the alloca tion provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indem nified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this sub section (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwith standing the provisions of this subsection (d), no Under writer shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omis sion or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

          7.  Default of Underwriters.  If any Underwriter or Underwriters
              -----------------------
default in their obligations to purchase Securities under the Terms Agreement and the aggregate principal amount of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Securities, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Under writers, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under this Agreement and the Terms Agreement, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Securities and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, such Terms Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section
8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Under writer under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. The respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the [principal amounts] [numbers of shares] of the Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

          The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement speci fies that such obligations and agreements will not apply.

          8.  Survival of Certain Representations and Obligations.  The
              ---------------------------------------------------
respective indemnities, agreements, represen tations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Under writer, the Company or any of their respective representa tives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If the Terms Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Securities by the Underwriters under the Terms Agreement is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4 and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 7 or the occurrence of any event specified in clause (iii), (iv) or

(v) of Section 5(c), the Company will reimburse the Under writers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

          9.  Notices.  All communications hereunder will be in writing and, if
              -------
sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them at their addresses furnished to the Company in writing for the pur pose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 61 South Main Street, 6th Floor, Salt Lake City, Utah 84111, Attention: Scott C. Ulbrich, Chief Financial Officer

         10.  Successors.  This Agreement will inure to the benefit of and be
              ----------
binding upon the Company and such Under writers as are identified in Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

         11.  Applicable Law.  This Agreement and the Terms Agreement shall be
              --------------
governed by, and construed in accordance with, the laws of the State of New
York.

                                                                         ANNEX I
                           FIRST SECURITY CORPORATION

                          [Insert title of securities]


                                TERMS AGREEMENT



                                                                          [Date]


First Security Corporation
79 South Main Street
Salt Lake City, Utah  84111

Attention:  Scott Ulbrich,
            Chief Financial Officer


Dear Ladies and Gentlemen:

          We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 33-_________), a copy of which is attached hereto ("Underwriting Agreement"), the following Securities ("Securities") on the following terms:

[Insert if Debt Securities --
-----------------------------
Title:
-----

Aggregate principal amount to be purchased:  $        .
------------------------------------------

Purchase price to Underwriters (include accrued interest and
------------------------------
amortization, if any):  $          .

[Sinking fund provisions:  [None] [          ].]
------------------------

[Securities into which convertible:        .
----------------------------------

Conversion price:          .]
----------------

Interest Rate:      % per annum.
-------------

Interest Payment Date[s]:  [                    ,                    ,]
------------------------
[              and]                 of each year,
commencing              .

Date of Maturity:                   ,                    .
----------------

Indenture:  Indenture dated                          , 199 , between the
---------
Company and         , as Trustee.

[Defeasance provisions:                 .]
 ---------------------

[Other provisions:]]
 ----------------


[Insert if Preferred Stock --
 ----------------------------

Title:              .
-----

Number of shares of Preferred Stock to be purchased:
---------------------------------------------------

Purchase Price to public (include accrued dividends, if
------------------------
any): $        per share of Preferred Stock.

Purchase Price to Underwriters (include accrued dividends,
------------------------------
if any): $         per share of Preferred Stock.

Liquidation preference: $         per share of Preferred
----------------------
Stock.

Annual Dividend:  % of liquidation preference, payable
---------------
[annually] [semi-annually] [quarterly] on [                 ,
                ] [            and]                   ,
commencing                 .

[Conversion rate:                  .]
----------------

[Sinking fund provisions:  [None] [           ].]
------------------------

[Redemption provisions:  [None] [             ].]
 ---------------------
[Other provisions:]]
 ----------------


[Insert if Common Stock --
 -------------------------

Number of shares:           .
----------------

Purchase price per share to the public:  $         per share.
--------------------------------------

Purchase price per share to the Underwriters:  $        per share.]
--------------------------------------------


[Insert if Warrants --
 ---------------------

Title:           .
-----

Number:         .
------

Securities issuable upon exercise of one Warrant:    .
------------------------------------------------

Warrant exercise price:   $         per Warrant.
-----------------------

Date after which Warrants are exercisable:           ,         .
-----------------------------------------

Expiration Date:         ,               .
---------------

Warrant Agent:           .
-------------

[Other Provisions:]]
 -----------------
Closing:       :00 A.M.,                , 199 , at      ,
-------
              , in same day funds or such other time and place as may be agreed to by the Representative[s] and the Company.

Names and Addresses of the Underwriters:
---------------------------------------

          The provisions of the Underwriting Agreement are incorporated herein by reference. The Securities will be made available for checking and packaging at the office of _________________________________________________ at least 24 hours prior to the Closing.

          If the foregoing offer is acceptable to you, please sign where indicated below, whereupon this Agreement will be a binding agreement between us.

                         Very truly yours,

                         J.P. MORGAN SECURITIES INC.
                         CS FIRST BOSTON CORPORATION
                           on behalf of the several
                           Underwriters


                         By: J.P. MORGAN SECURITIES INC.



                         By:___________________________

We accept the above offer relating to [$_________ principal amount] [[_________] shares] of our [Title of Securities].

                         FIRST SECURITY CORPORATION


                         By: __________________________


                         By: __________________________


                         By: __________________________

                                                                        ANNEX II


                (Three copies of this Delayed Delivery Contract
                 ----------------------------------------------
                  should be signed and returned to the address
                  --------------------------------------------
                   shown below so as to arrive not later than
                   ------------------------------------------
                          9:00 A.M., New York time, on
                          ----------------------------
                        ________________ ___, 19__*.)



                           DELAYED DELIVERY CONTRACT
                           -------------------------

                                         [Insert date of initial public
                                          -----------------------------
                                         offering]
                                         --------


First Security Corporation
79 South Main Street
Salt Lake City, Utah 84111
     c/o J.P. MORGAN SECURITIES INC.
          60 Wall Street
          New York, N.Y. 10260
          Attention:  [Insert name of JPM
                       ------------------
                      Corporate Finance Officer]
                      -------------------------


Gentlemen:

          The undersigned hereby agrees to purchase from First Security Corporation, a Delaware corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert--as of the date hereof, for
                     ------------------------------
delivery on ______________, 19__ ("Delivery Date"),]

                               [$]______________

------------
* Insert date which is third full business day prior to Closing Date under
  ------------------------------------------------------------------------
  the Terms Agreement.
  -------------------

[principal amount] [shares] of the Company's [Insert title of securities]
                                              --------------------------
("Securities"), offered by the Company's Prospectus dated __________, 19__ and a Prospectus Supplement dated __________, 19__ relating thereto, receipt of copies of which is hereby acknowledged, at [___% of the principal amount thereof plus accrued interest, if any,] [$_____ per share] and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

          [If two or more delayed closings, insert the following:
           ------------------------------------------------------

          The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the [principal amounts] [numbers of shares] set forth below:



                                         [Principal Amount]
                                          ----------------
                    Delivery Date        [Number of Shares]
                    -------------         ----------------


                _____________________        ___________

                _____________________        ___________

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

          Payment for the Securities that the undersigned has agreed to purchase for delivery on--the--each--Delivery Date shall be made to the Company or its order by wire transfer in Federal (immediately available) funds at the office of ____________________ at ______.M. on--the--such--Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned--for delivery on such Delivery Date--in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to--the--such--Delivery Date.

          It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on--the--each--Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at--the--such--Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

          Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by--a copy--copies--of the opinion[s] of counsel for the Company delivered to the Underwriters in connection therewith.

          This Contract will inure to the benefit of and be binding upon the parties hereto and their respective succes sors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below.

This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.


                       Yours very truly,



                       _____________________________
                         (Name of Purchaser)


                       By  _________________________


                           _________________________
                          (Title of Signatory)

                         _________________________

                         _________________________
                         (Address of Purchaser)



Accepted, as of the above date.

J.P. MORGAN SECURITIES INC.


       By _____________________
             [Insert Title]